SECURITIES AND EXCHANGE COMMISSION

                                  WASHINGTON, D.C. 20549


                                    -------------------


                                          Form 8-K

                                       Current Report

                             Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934


                              Date of Report: November 3, 2000





Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600

1-1217              Consolidated Edison Company
                      of New York, Inc.                                   New York       13-5009340
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99. Joint Petition of Consolidated Edison, Inc. and Northeast Utilities to the Connecticut Department of Public Utility Control (DPUC), dated November 3, 2000, for Reconsideration of the DPUC's Decision, dated October 19, 2000, with respect to the Joint Application of Consolidated Edison, Inc. and Northeast Utilities for Approval of a Change of Control.


ITEM 9.  REGULATION FD DISCLOSURE

The material attached hereto as Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONSOLIDATED EDISON, INC.

                                   CONSOLIDATED EDISON COMPANY
                                      OF NEW YORK, INC.




                                   By: HYMAN SCHOENBLUM
                                       Hyman Schoenblum
                                       Vice President and Controller

DATE:  November 3, 2000